UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/10/2004

KFX INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-23634

DE	84-1079971
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

55 Madison Street Suite 745
Denver, CO 80206
(Address of Principal Executive Offices, Including Zip Code)

303.293.2992
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 99.1 - Press Release dated May 10, 2004

Item 12.    Results of Operations and Financial Condition

On March 10, 2004, KFx Inc. issued a press release regarding its financial results for its first quarter ended March 31, 2004. A copy of this press release is attached as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KFX INC

Date: May 11, 2004.	By:	/s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated May 10, 2004